UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2011

ALLIANCE RESOURCE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	Commission File No.: 0-26823	73-1564280
(State or other jurisdiction of incorporation or organization)		(IRS Employer Identification No.)

1717 South Boulder Avenue, Suite 400, Tulsa, Oklahoma 74119 (Address of principal executive offices and zip code)
(918) 295-7600 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

(a) On May 10, 2011 (the “Dismissal Date”), Alliance Resource Partners, L.P. (the “Partnership”) dismissed Deloitte and Touche LLP (“Deloitte & Touche”) as the Partnership’s independent registered public accounting firm. The audit committee of the board of directors (the “Audit Committee”) of the Partnership’s managing general partner recommended and approved the dismissal of Deloitte & Touche.

The reports of Deloitte & Touche on the consolidated financial statements of the Partnership for the years ended December 31, 2010 and 2009, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2010 and 2009 and through the Dismissal Date, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make reference thereto in its reports on the financial statements of the Partnership for such years. During the years ended December 31, 2010 and 2009, and through the Dismissal Date, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K.

The Partnership provided Deloitte & Touche with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that Deloitte & Touche furnish the Partnership with a copy of their letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Deloitte & Touche agrees with the statements related to them made by the Partnership in this report. A copy of Deloitte & Touche’s letter to the SEC dated May 13, 2011 is attached as Exhibit 16.1 to this report.

(b) Also, on May 10, 2011, the Audit Committee recommended and approved the selection of Ernst & Young LLP (“Ernst & Young”), effective immediately, as the Partnership’s new independent registered public accounting firm.

During the years December 31, 2010 and 2009, and through the Dismissal Date, neither the Partnership, nor anyone on its behalf, consulted Ernst & Young regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Partnership, and no written report or oral advice was provided to the Partnership by Ernst & Young that was an important factor considered by the Partnership in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

16.1	Letter from Deloitte & Touche LLP dated May 13, 2011, to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alliance Resource Partners, L.P.

By:	Alliance Resource Management GP, LLC, its managing general partner

By:	/s/ Joseph W. Craft III
Joseph W. Craft III
President and Chief Executive Officer

Date: May 13, 2011

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